EXHIBIT INDEX

                         Current Report on Form 8-K dated May 19, 1994




                                           Exhibit Description


                    Exhibit
                    Number         Item       Description
                    3(i)            7             Amended Articles of
                                                  Incorporation













          Amended Articles of Incorporation








          As adopted by the shareholders at the Annual Meeting on April 27, 1994 and filed in the office of the Secretary of State of Ohio on April 29, 1994

          [LOGO HERE]

                                              Certificate of
                                   Amended Articles of Incorporation of
                                             Eaton Corporation


               W. E. Butler, Chairman and Chief Executive Officer, and E.
          R. Franklin, Secretary, of Eaton Corporation, an Ohio corporation, do hereby certify that an annual meeting of the shareholders of said corporation was duly called and held on the 27th day of April, 1994, at which meeting a quorum of such shareholders was present in person or by proxy, and that at such meeting by the affirmative vote of the holders of shares entitling them to exercise more than a majority of the voting power of the corporation on such proposal, the following resolutions were adopted:

               RESOLVED: That the following Amended Articles of
          Incorporation of Eaton Corporation be, and the same hereby are, adopted to supersede the existing Amended Articles of Incorporation of said corporation:

                                     Amended Articles of Incorporation
                                                    of
                                             Eaton Corporation

               FIRST:  The name of said corporation shall be

                                             EATON CORPORATION

               SECOND: The place in the State of Ohio where its principal office is to be located is Cleveland, Cuyahoga County.

               THIRD: Said corporation is formed for the following purposes, to wit:

               1. To produce, manufacture, service, buy or otherwise acquire, deal and traffic in and sell or otherwise dispose of goods, products, merchandise and real and personal property of every class and description; and to acquire, own, hold, lease, sell, mortgage or otherwise deal in and dispose of such real estate and personal property as may be necessary or useful in connection with said business or the carrying out of any of the purposes of the corporation.

               2. To acquire by purchase, subscription, or otherwise, and to own, hold for investment or otherwise, and to use, sell, assign, transfer, mortgage, pledge, exchange or otherwise dispose of shares of stock, bonds, debentures, notes, scrip, securities, evidences of indebtedness, contracts or obligations of any government or governmental body, corporation, association, firm or individual, and also to issue in exchange therefor stocks, bonds or other securities or evidences of indebtedness of this corporation, and while the owner or holder of any such property to receive, collect and dispose of the interest, dividends, income and other rights accruing on or from such property and to possess and exercise in respect thereof all of the rights, powers and privileges of ownership, including all voting powers connected therewith.

               3. To aid in any manner any corporation, association, firm or individual, any shares of stock in which or any bonds, debentures, notes, securities, evidences of indebtedness, contracts or obligations of which are held by or for this corporation, directly or indirectly, or in which or in the welfare of which this corporation shall have any interest, direct or indirect, and to aid or participate in the reorganization, consolidation or merger of any corporation, association or firm in which, or in the welfare of which, this corporation shall have any interest.

               4. To carry on any lawful business and in connection therewith to do any and everything necessary, suitable or proper, and to have all the rights, powers and privileges now or hereafter conferred by the laws of the State of Ohio upon corporations organized under Sections 1701.01 et seq. of the Ohio Revised Code or under any act amendatory thereof, supplementary thereto or substituted therefor.

               In furtherance and not in limitation of the general powers conferred by the laws of the State of Ohio and in furtherance and not in limitation of the purposes hereinbefore stated, it is hereby expressly provided that this corporation shall also have the following authority and powers, to wit:

                    (a)  To do any and all things hereinabove or
          hereinafter set forth to the same extent and as fully as natural persons might or could do, either as principal, agent, contractor or otherwise, and either alone or in conjunction with any other individuals, firms, associations, corporations, syndicates or bodies politic;

                    (b) To borrow or raise money, without limit, upon any terms, for any purpose of this corporation or of any corporation, association, firm, syndicate or individual having a business or property which this corporation determines to finance, promote or become interested in; to issue, sell and dispose of this corporation's bonds, debentures, notes, certificates of indebtedness and other obligations, secured or unsecured, and however evidenced, upon any terms, and as security therefor to mortgage, pledge or grant any charge or impose any lien upon all or any part of the real or personal property, rights, interests or franchises of this corporation, whether owned by it at the time or thereafter acquired;

                    (c) To make, execute, endorse and accept promissory notes, bills of exchange and other negotiable instruments and to redeem any debt or other obligation before the same shall fall due on any terms and on any advance or premium;

                    (d) To guarantee the payment of dividends upon any capital stock, and, by endorsement or otherwise, to guarantee the payment of the principal or interest, or both, on any bonds, debentures, notes, scrip or other obligations or evidences of indebtedness, or the performance of any contracts, leases or obligations of any other corporation or association or of any firm, individual or syndicate in which or in whose welfare this corporation may have any interest;

                    (e) To pay for any property, rights or interests acquired by this corporation in cash or other property, rights or interests held by this corporation, or by issuing and delivering in exchange therefor its own stock, bonds, debentures, notes, certificates of indebtedness or other obligations, or any of them, however evidenced; to purchase or otherwise acquire, hold, sell, pledge, transfer or otherwise dispose of and to reissue any shares of its own capital stock (so far as may be permitted by law) and its bonds, debentures, notes or other securities or evidences of indebtedness;

                    (f) To do all and everything necessary and proper for the accomplishment of the objects herein enumerated or necessary or incidental to the protection and benefit of this corporation, and in general to carry on such lawful businesses necessary or incidental to the attainment of the purposes of this corporation, whether such businesses are similar in nature to the objects and powers hereinabove set forth or otherwise.

               The foregoing provisions of this Article THIRD shall not be construed as imposing any limitation upon the purpose of the corporation to engage in any lawful act or activity for which corporations may be formed under the laws of the State of Ohio, and nothing herein shall be deemed to limit or exclude in any manner any capacity, power, right or privilege given to this corporation by law or the authority which it is or might be permitted to exercise under the statutes of the State of Ohio.

               FOURTH: The authorized number of shares of the corporation is Three Hundred Fourteen Million One Hundred Six Thousand Three Hundred Ninety-Four (314,106,394) classified and designated as follows:

                    A. Serial Preferred Shares: Fourteen Million One Hundred Six Thousand Three Hundred Ninety- Four (14,106,394) shares are classified and designated as Serial Preferred Shares without par value and are herein called the "Serial Preferred Shares"; and

                    B. Common Shares: Three Hundred Million (300,000,000) shares are classified and designated Common Shares with a par value of Fifty Cents (50 cents) each and are herein called the "Common

          Shares".






               The express terms of such classes of shares are as follows:

                                   DIVISION A -- SERIAL PREFERRED SHARES

               1. Issuance in Series: The Serial Preferred Shares may be issued from time to time in series. All Serial Preferred Shares shall be of equal rank and shall be identical, except in respect of matters that may be fixed by the Board of Directors as herein provided, and each share of a particular series shall be identical with all the other shares of such series, except that in the case of series on which dividends are cumulative the dates from which dividends are cumulative may vary to reflect differences in the dates of issue. Subject to the provisions of Sections 2 to 8, both inclusive, of this Division A, which provisions shall apply to all Serial Preferred Shares, the Board of Directors is hereby authorized to cause Serial Preferred Shares to be issued in one or more series, and with respect to each such series and prior to the issuance thereof, to fix:

                    (a) The designation of the series, which may be by distinguishing number, letter or title;

                    (b) The number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding), the shares removed from any series to be available for reissuance in other series;

                    (c)  The dividend rate of the series;

                    (d) The dates at which dividends, if declared, shall be payable, and in the case of series on which dividends are cumulative the dates from which dividends shall be cumulative;

                    (e) The redemption rights and price or prices, if any, for shares of the series;

                    (f) The terms, conditions and amount of any sinking fund provided for the purchase or redemption of the shares of the series;

                    (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation;

                    (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other series or class, and, if so, the conversion price or prices and the adjustments thereof, and all other terms and conditions upon which such conversion may be made; and

                    (i) Restrictions (in addition to those set forth in 6(b) and 6(c) of this Division A) on the issuance of shares of the same series or of any other class or series.

               The Board of Directors is authorized to adopt from time to time and without further shareholder approval, amendments to the Amended Articles of Incorporation of the corporation fixing, with respect to each such series the matters described in clauses (a) to (i), both inclusive, of this Section 1.

               2. Dividend Rights: The holders of Serial Preferred Shares of each series, in preference to the dividend rights of any class of shares of the corporation, shall be entitled to receive out of any funds legally available and when and as declared by the Board of Directors dividends in cash at the rate for such series fixed in accordance with the provisions of Section 1 of this Division A, and no more, payable quarterly on the dates fixed for such series. Such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.

               No dividend for any quarterly dividend period shall be paid upon or declared and set apart for any of the Serial Preferred Shares for any quarterly dividend period unless:

                    (a) as to each series of Serial Preferred Shares entitled to cumulative dividends, dividends for all past dividend periods shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart; and

                    (b) as to all series of Serial Preferred Shares, dividends for the current dividend period shall have been paid or be or have been declared and a sum sufficient for the payment thereof set apart ratably in accordance with the amounts which would be payable as dividends on the shares of the respective series for the current dividend period if all dividends for the current dividend period were declared and paid in full.

               No dividend in respect of past dividend periods shall be paid upon or declared and set apart for payment on any of the Serial Preferred Shares entitled to cumulative dividends unless there shall be or have been declared and set apart for payment on all outstanding shares of Serial Preferred Shares entitled to cumulative dividends, dividends for past dividend periods ratably in accordance with the amounts which would be payable on the shares of the series entitled to cumulative dividends if all dividends due for all past dividend periods were declared and paid in full.

               3. Dividends and Acquisitions of Shares: So long as any Serial Preferred Shares are outstanding, no dividend, except a dividend payable in Common Shares or in any other shares of the corporation ranking junior to the Serial Preferred Shares, shall be paid or declared or any distribution be made, except as aforesaid, on the Common Shares or on any other shares of the corporation, nor shall any Common Shares or any other shares of the corporation be purchased, retired or otherwise acquired by the corporation or any sinking fund payment with respect to any other shares of the corporation be made (except out of the proceeds of the sale of Common Shares or any other shares of the corporation ranking junior to the Serial Preferred Shares received by the corporation subsequent to January 31, 1968):

                    (a) Unless in each case all dividends on the Serial Preferred Shares for past quarterly dividend periods and the full dividends for the current quarterly dividend period shall have been declared and paid or a sum sufficient for payment thereof set apart; and

                    (b) Unless in each case there shall be no default with respect to the redemption of Serial Preferred Shares of any series from, and no default with respect to any required payment into, any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Division A.

               4. Redemption: (a) Subject to the express terms of each series and to the provisions of Section 6(b)(iii) of this Division A, the corporation (i) may from time to time redeem all or any part of the Serial Preferred Shares of any series at the time outstanding at the option of the Board of Directors at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Division A, or (ii) shall from time to time make such redemptions of the Serial Preferred Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Division A, together in each case with accrued and unpaid dividends to the redemption date.

               (b) Notice of every such redemption shall be mailed, by first-class mail, postage prepaid, to the holders of record of the Serial Preferred Shares to be redeemed, at their respective addresses then appearing on the books of the corporation, not less than 30 nor more than 60 days prior to the date fixed for such redemption. At any time before or after notice has been given as above provided, the corporation may deposit the aggregate redemption price of the Serial Preferred Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of more than $5,000,000, named in such notice, directed to be paid to the respective holders of the Serial Preferred Shares so to be redeemed, in amounts equal to the redemption price of all Serial Preferred Shares so to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, on surrender of the stock certificate or certificates held by such holders, and upon the giving of such notice and the making of such deposit such holders shall cease to be shareholders with respect to such shares, and after such notice shall have been given and such deposit shall have been made such holders shall have no interest in or claim against the corporation with respect to such shares except only to receive such money from such bank or trust company, without interest, or the right to exercise, before the redemption date, any unexpired rights of conversion. In case less than all of the outstanding shares of Serial Preferred Shares are to be redeemed, the corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

               If the holders of Serial Preferred Shares which shall have been called for redemption shall not, within six years after such deposit, have claimed the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the corporation such unclaimed amounts and thereupon such bank or trust company and the corporation shall be relieved of all responsibility in respect thereof and to such holders.

               (c) Any Serial Preferred Shares which are redeemed by the corporation pursuant to the provisions of this Section 4 of this Division A and any Serial Preferred Shares which are purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series and any Serial Preferred Shares which are converted in accordance with their express terms shall be cancelled and not reissued. Any Serial Preferred Shares otherwise acquired by the corporation shall be restored to the status of authorized and unissued Serial Preferred Shares without serial designation.

               5. Rights Upon Liquidation: (a) The holders of Serial Preferred Shares of any series shall in case of liquidation, dissolution or winding up of the corporation, or any reduction of its capital, be entitled to receive in full out of the assets of the corporation, including its capital, before any amount shall be paid or distributed among the holders of Common Shares or any other shares of the corporation, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Division A, plus in any such event an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the corporation. In case the net assets of the corporation legally available therefor are insufficient to permit the payment upon all outstanding Serial Preferred Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon outstanding shares of Serial Preferred Shares in proportion to the full preferential amount to which each such share is entitled.

               After payment to holders of Serial Preferred Shares of the full preferential amounts as aforesaid, holders of Serial Preferred Shares as such shall have no right or claim to any of the remaining assets of the corporation.

               In this Division "dividends accrued and unpaid" on any share means an amount computed by dividing the annual dividend payable on the share (whether earned, declared, paid or not) by 365 and multiplying the result by the number of days from the date on which dividends on the share first became cumulative through the date of payment of the amount due or the redemption date, as the case may be, and subtracting from the product the sum of dividends paid (without interest) on the share and of dividends declared on the share for whose payment a sufficient sum has been set aside.

               (b) The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease, or conveyance of all or any part of the property or business of the corporation, shall not be deemed to be a dissolution, liquidation or winding up of the corporation for the purposes of this Section 5 of this Division A. No purchase, redemption or retirement of any shares of the corporation in any manner authorized or permitted by these Amended Articles of Incorporation shall be considered a reduction of capital within the meaning of this Section 5 of this Division A.

               6. Voting Rights: (a) The holders of Serial Preferred Shares shall be entitled to one vote for each such share upon all matters presented to shareholders; and, except as otherwise provided herein or required by law, the holders of Serial Preferred Shares and the holders of Common Shares shall vote together as one class on all matters.

               If, and so often as, the corporation shall be in default in the payment of the equivalent of six quarterly dividends (whether or not consecutive) on any series of Serial Preferred Shares at the time outstanding, whether or not earned or declared, the holders of Serial Preferred Shares of all series voting separately as a class and in addition to all other rights to vote for directors shall be entitled to elect, as herein provided, two members of the Board of Directors of the corporation; provided, however, that the holders of Serial Preferred Shares shall not have or exercise such special class voting rights except at meetings of the shareholders for the election of directors at which the holders of not less than a majority of the outstanding Serial Preferred Shares of all series are present in person or by proxy; and provided further that the special class voting rights provided for herein when the same shall have become vested shall remain so vested until all dividends on the Serial Preferred Shares of all series then outstanding for past quarterly dividend periods and for the current quarterly dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, whereupon the holders of Serial Preferred Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event hereinabove specified in this Section 6(a).

               At any time after such voting power shall have been so vested in the holders of the Serial Preferred Shares, the Secretary of the corporation may, and, upon the written request of the holders of record of 10% or more of the Serial Preferred Shares then outstanding, addressed to him at the principal office of the corporation in the State of Ohio, shall, call a special meeting of the holders of the Serial Preferred Shares for the election of the directors to be elected by them as herein provided to be held within 30 days after such call and at the place and upon the notice provided by law and in the Code of Regulations for the holding of meetings of shareholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of shareholders.

               If any such special meeting required to be called as provided shall not be called by the Secretary within the 30 days after the receipt of any such request, then the holders of record of 10% or more of the Serial Preferred Shares then outstanding may designate in writing one of their number to call such meeting, and the person so designated may call such meeting to be held at the place and upon the notice above provided and for that purpose shall have access to the stock ledger of the corporation. No such special meeting and no adjournment thereof shall be held on a date later than 30 days before the annual meeting of the shareholders or special meeting held in place thereof next succeeding the time when the holders of the Serial Preferred Shares become entitled to elect directors as above provided. If any such special meeting shall be called as above provided, then, by vote of the holders of at least a majority of those Serial Preferred Shares which are present or represented by proxy at such meeting, the then authorized number of directors of the corporation shall be increased by two and at such meeting, the holders of the Serial Preferred Shares shall be entitled to elect the additional directors so provided for, but any directors so elected shall not hold office beyond the annual meeting of the shareholders or special meeting held in place thereof next succeeding the time when the holders of the Serial Preferred Shares become entitled to elect directors as above provided.

               Whenever the holders of the Serial Preferred Shares shall be divested of the voting power as above provided, the terms of office of all persons elected as directors by the holders of the Serial Preferred Shares as a class shall forthwith terminate and the number of directors shall be reduced accordingly.

               The two directors who may be elected by the holders of Serial Preferred Shares pursuant to the foregoing provisions shall be in addition to any other directors then in office or proposed to be elected otherwise than pursuant to such provisions, and nothing in such provisions shall prevent any change otherwise permitted in the total number of directors of the corporation or require the resignation of any director elected otherwise than pursuant to such provisions.

               (b) The vote or consent of the holders of at least two-thirds of the then outstanding shares of Serial Preferred Shares, given in person or by proxy, either in writing or at a meeting called for the purpose at which the holders of Serial Preferred Shares shall vote separately as a class, shall be necessary to effect any one or more of the following (but so far as the holders of Serial Preferred Shares are concerned, such action may be effected with such vote or consent):

                    (i) Any amendment, alteration or repeal of any of the provisions of the Amended Articles of Incorporation or of the Code of Regulations of the corporation which affects adversely the voting powers, rights or preferences of the holders of Serial Preferred Shares; provided, however, that for the purpose of this clause (i) only, neither the amendment of the Amended Articles of Incorporation of the corporation to authorize, or to increase the authorized or outstanding number of shares of Serial Preferred Shares or of any shares of any class ranking on a parity with or junior to the Serial Preferred Shares, nor the increase by the shareholders pursuant to the Code of Regulations of the number of directors of the corporation shall be deemed to affect adversely the voting powers, rights or preferences of the holders of Serial Preferred Shares; and provided, further, that if such amendment, alteration or repeal affects adversely the rights or preferences of one or more but not all of the then outstanding series of Serial Preferred Shares, only the vote or consent of the holders of at least two-thirds of the number of the then outstanding shares of the series so affected shall be required;

                    (ii) The authorization of, or the increase in the authorized number of, any shares of any class ranking prior to the Serial Preferred Shares; or

                    (iii) The purchase or redemption (whether for sinking fund purposes or otherwise) of less than all the then outstanding Serial Preferred Shares except in accordance with a purchase offer made to all holders of record of Serial Preferred Shares, unless all dividends on all Serial Preferred Shares then outstanding for all previous quarterly dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable to all Serial Preferred Shares shall have been complied with.

               (c) The vote or consent of the holders of at least a majority of the then outstanding Serial Preferred Shares, given in person or by proxy, either in writing or at a meeting called for the purpose at which the holders of Serial Preferred Shares shall vote separately as a class, shall be necessary (but so far as the holders of Serial Preferred Shares are concerned such action may be effected with such vote or consent) to authorize any shares ranking on a parity with the Serial Preferred Shares or an increase in the authorized number of shares of Serial

          Preferred Shares.

               7. No holder of Serial Preferred Shares of any series shall be entitled as such as a matter of right to subscribe for or purchase any part of any issue of shares of the corporation, of any class whatsoever, or any part of any issue of securities convertible into shares of the corporation, of any class whatsoever, and whether issued for cash, property, services, or otherwise.

               8.  For the purposes of this Division A:

                    (a) Whenever reference is made to shares "ranking prior to the Serial Preferred Shares", such reference shall mean and include all shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation are given preference over the rights of the holders of Serial Preferred Shares.

                    (b) Whenever reference is made to shares "on a parity with the Serial Preferred Shares", such reference shall mean and include all shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation rank on an equality with the rights of the holders of Serial Preferred Shares.

                    (c) Whenever reference is made to shares "ranking junior to the Serial Preferred Shares", such reference shall mean and include all shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation are junior or subordinate to the rights of the holders of Serial Preferred Shares.

                                        DIVISION B -- COMMON SHARES

               1. Dividend Rights: After full dividends on all the outstanding Serial Preferred Shares for all past dividend periods and also the full dividend on such shares for the current dividend period shall have been paid or declared and set apart for payment in accordance with paragraph 2 of Division A above, then out of any funds lawfully available for dividends under the laws of the State of Ohio, dividends may be paid upon the Common Shares and upon any other shares, to the exclusion of the Serial Preferred Shares, if, when and as declared by the Board of Directors in its discretion.

               2. Distribution of Assets: In the event of any liquidation, dissolution or winding up of the corporation, or any reduction of its capital, resulting in any distribution of its assets to its shareholders, after there shall have been paid or set apart for the holders of the Serial Preferred Shares the full preferential amounts to which they are entitled under the provisions of paragraph 6 of Division A above, the holders of the Common Shares shall be entitled to receive as a class, pro rata, to the exclusion of the Serial Preferred Shares, the assets of the corporation remaining for distribution to its shareholders.

               3. Voting Power: The holders of the Common Shares shall, subject to the provisions of the Code of Regulations of the corporation and of the statutes of the State of Ohio relating to the fixing of a record date, be entitled to one vote for each Common Share held by them respectively, for the election of directors (excepting directors to be elected by holders of the Serial Preferred Shares voting as a class) and for all other purposes.

               FIFTH: The corporation, by its Board of Directors, shall have full power and authority, without any consent or vote of the shareholders or any class thereof, from time to time to purchase shares of any class issued by the corporation to the extent permitted by law except as may be otherwise provided in these Amended Articles.

               SIXTH: Notwithstanding any provision of law requiring for any action the vote of a designated proportion of the voting power of the corporation, such action may be taken by the vote of the holders of shares entitling them to exercise a majority of the voting power of this corporation; and notwithstanding any provision of law requiring (or permitting as an alternative to a vote) for any action the written consent of the holders of any designated proportion of the outstanding shares of a corporation, such action may be taken by the written consent of the holders of a majority of the outstanding shares of this corporation--except in each case as may be otherwise provided in these Amended Articles or by the Amended Regulations of the corporation.

               The affirmative vote or written consent of the holders of shares entitling them to exercise two-thirds of the voting power of this corporation, given in person or by proxy at a meeting called for the purpose, shall be necessary:

               1.  to approve

                    (a) the sale, exchange, lease, transfer or other disposition by the corporation of all, or substantially all, of its assets or business, or

                    (b) the consolidation of the corporation, or its merger, into another corporation, or

                    (c) the merger into the corporation of another corporation or corporations if the merger involves the issuance or transfer by the corporation to the shareholders of the other constituent corporation or corporations of such number of shares of the corporation as entitle the holders thereof to exercise at least one-sixth of the voting power of the corporation in the election of directors immediately after the consummation of the merger, or

                    (d) a combination or majority share acquisition in which the corporation is the acquiring corporation and its voting shares are issued or transferred to another corporation if the combination or majority share acquisition involves the issuance or transfer by the corporation to the shareholders of the other corporation or corporations of such number of shares of the corporation as entitle the holders thereof to exercise at least one-sixth of the voting power of the corporation in the election of directors immediately after the consummation of the combination or majority share acquisition; or

               2. to approve any agreement, contract or other arrangement providing for any of the transactions described in subparagraph 1 above; or

               3. to effect any amendment of the Amended Articles of Incorporation of the corporation which changes the provisions of these subparagraphs 1, 2 or 3 or the aforesaid affirmative vote or consent requirements.

               For purposes of these Amended Articles of Incorporation, the terms "combination", "majority share acquisition" and "acquiring corporation" shall have the meaning given them by Section 1701.01 of the Ohio General Corporation Law or any similar provision hereinafter enacted.

               SEVENTH: No holder of Common Shares of the corporation shall be entitled, as such, as a matter of right to subscribe for or purchase any part of any issue of shares of the corporation of any class whatsoever, or any part of any issue of securities convertible into shares of the corporation of any class whatsoever and whether issued for cash, property, services or otherwise.

               EIGHTH: These Amended Articles of Incorporation shall supersede the heretofore existing Amended Articles of Incorporation of the corporation.

                    RESOLVED FURTHER: That the Chairman and Chief Executive Officer, the President, the Vice Chairman or any Vice President, and the Secretary or an Assistant Secretary, of this corporation, be and hereby are authorized and directed to execute and to file in the office of the Secretary of State of Ohio a certificate containing a copy of these resolutions and a statement of the manner of their adoption and to execute, deliver and file any other certificate or instrument which they may deem necessary or appropriate to render effective or otherwise fully to carry out the intent and purpose of these resolutions.

                    IN WITNESS WHEREOF, said W. E. Butler, Chairman and Chief Executive Officer, and E. R. Franklin, Secretary, of Eaton Corporation, acting for and on behalf of said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 27th day of April, 1994.

                                             By:  W. E. Butler
                                                  Chairman and Chief
          Executive                                         Officer

                                             By:  E. R. Franklin
                                                  Secretary

          Eaton Corporation
          Eaton Center
          Cleveland, Ohio 44114-2584